UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23390

PIMCO Energy and Tactical Credit

Opportunities Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

June 30, 2021

PIMCO Energy and Tactical Credit Opportunities Fund | NRGX | NYSE

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Energy and Tactical Credit Opportunities Fund’s Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low.

2	PIMCO CLOSED-END FUNDS

It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers

ANNUAL REPORT	JUNE 30, 2021	3

Letter from the Chair of the Board & President (Cont.)

reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investment, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLOSED-END FUNDS

Important Information About the Fund

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

The Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction,” the Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

The Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support quarterly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of the Fund’s quarterly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of the Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which

ANNUAL REPORT	JUNE 30, 2021	5

Important Information About the Fund (Cont.)

may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The Fund may seek to gain exposure to commodities through investments in swap agreements, futures and options, and through investments in PIMCO Cayman Commodity Fund IX, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) and has the same investment objectives as the Fund. The Subsidiary (unlike the Fund) may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. References

6	PIMCO CLOSED-END FUNDS

herein to the Fund include references to the Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s assets to the Subsidiary will vary over time and the Fund’s portfolio may not always include all of the different types of investments described herein. By investing through its Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”), and is not subject to all of the investor protections of the Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund. There is no guarantee that the investment objectives of the Subsidiary will be achieved.

The common shares of the Fund trade on the New York Stock Exchange. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of the Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Fund, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if the Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

On the Fund Summary page in this Shareholder Report, the Cumulative Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for the Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Commencement of Operations	Diversification Status

PIMCO Energy and Tactical Credit Opportunities Fund	02/01/2019	Non-Diversified

ANNUAL REPORT	JUNE 30, 2021	7

Important Information About the Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Fund at (844) 33-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 844.337.4626. Any election to receive reports in paper will

8	PIMCO CLOSED-END FUNDS

apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements requiring compliance starting August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief after a one-year transition period from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	JUNE 30, 2021	9

PIMCO Energy and Tactical Credit Opportunities Fund	Symbol on NYSE - NRGX

Cumulative Returns(1) Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Common Stocks	35.6%
U.S. Treasury Obligations	16.8%
Master Limited Partnerships	16.6%
Corporate Bonds & Notes	13.9%
Short-Term Instruments	10.6%
Preferred Securities	2.9%
Loan Participations and Assignments	2.0%
Real Estate Investment Trusts	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2021)(1)

Market Price	$12.50
NAV	$14.27
Premium/(Discount) to NAV	(12.40)%
Market Price Distribution Rate(2)	5.44%
NAV Distribution Rate(2)	4.77%
Total Effective Leverage(3)	17%

Average Annual Total Return(1) for the period ended June 30, 2021

	1 Year	Commencement of Operations (02/01/19)
Market Price	90.94%	(7.86)%
NAV	75.73%	(4.31)%
Alerian MLP Index	63.98%	(0.51)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal

10	PIMCO CLOSED-END FUNDS

PIMCO Energy and Tactical Credit Opportunities Fund

Symbol on NYSE - NRGX

value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of the Index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the Index be viewed as a “benchmark” for the Fund’s performance. The Index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Fund for a description of the Fund’s principal investment strategies.
(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to seek total return, with a secondary objective to seek to provide high current income.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to master limited partnership midstream equities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to C-corporation midstream equities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to high yield corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to exploration and production equities contributed to absolute performance, as the asset class posted positive returns.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	JUNE 30, 2021	11

Index Descriptions

Index	Description

Alerian MLP Index	The Alerian MLP Index is the leading gauge of large- and mid-cap energy master limited partnerships (MLPs). It is a float-adjusted, capitalization-weighted index, which includes 50 prominent companies.

* It is not possible to invest directly in an unmanaged index.

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ANNUAL REPORT	JUNE 30, 2021	13

Financial Highlights PIMCO Energy and Tactical Credit Opportunities Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

06/30/2021	$8.63	$0.32	$6.00	$6.32	$(0.09)	$0.00	$(0.59)	$(0.68)

06/30/2020	20.00	0.55	(10.04)	(9.49)	(0.48)	(0.28)	(1.12)	(1.88)

02/01/2019 - 06/30/2019	20.00	0.26	0.24	0.50	(0.50)	0.00	0.00	(0.50)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(a)(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$14.27	$12.50	90.94%	$637,792	1.54%		1.60%		1.53%		1.59%		2.96%		118%

8.63	7.06	(57.04)	385,774	2.61		2.65		1.85		1.89		3.73		57

20.00	19.63	0.09	891,608	2.63	*	2.64	*	1.80	*	1.81	*	3.14	*	25

ANNUAL REPORT	JUNE 30, 2021	15

Consolidated Statement of Asset and Liabilities PIMCO Energy and Tactical Credit Opportunities Fund

June 30,2021

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$767,794

Financial Derivative Instruments
Exchange-traded or centrally cleared	910
Over the counter	50,245
Cash	1,556
Deposits with counterparty	4,010
Foreign currency, at value	92
Receivable for investments sold	81
Interest and/or dividends receivable	2,364
Other assets	45

Total Assets	827,097

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$128,844

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,541
Over the counter	3,130
Payable for investments purchased	102
Deposits from counterparty	47,184
Distributions payable to common shareholders	7,600
Accrued management fees	855
Other liabilities	49

Total Liabilities	189,305

Net Assets	$637,792

Net Assets Consist of:

Par value^	$0
Paid in capital in excess of par	817,554
Distributable earnings (accumulated loss)	(179,762)

Net Assets	$637,792

Common Shares Outstanding:	44,707

Net Asset Value Per Common Share(a)	$14.27

Cost of investments in securities	$668,324
Cost of foreign currency held	$93
Cost or premiums of financial derivative instruments, net	$(621)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Energy and Tactical Credit Opportunities Fund

Year Ended June 30, 2021
(Amounts in thousands†)

Investment Income:

Interest	$11,275
Dividends, net of foreign taxes*	10,174
Total Income	21,449

Expenses:

Management fees	7,542
Trustee fees and related expenses	41
Interest expense	46
Total Expenses	7,629
Waiver and/or Reimbursement by PIMCO	(290)
Net Expenses	7,339

Net Investment Income (Loss)	14,110

Net Realized Gain (Loss):

Investments in securities	5,185
Exchange-traded or centrally cleared financial derivative instruments	(1,330)
Over the counter financial derivative instruments	(41,587)
Foreign currency	92

Net Realized Gain (Loss)	(37,640)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	156,144
Exchange-traded or centrally cleared financial derivative instruments	1,566
Over the counter financial derivative instruments	148,305
Foreign currency assets and liabilities	(66)

Net Change in Unrealized Appreciation (Depreciation)	305,949

Net Increase (Decrease) in Net Assets Resulting from Operations	$282,419

* Foreign tax withholdings - Dividends	$264

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2021	17

Consolidated Statements of Changes in Net Assets PIMCO Energy and Tactical Credit Opportunities Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$14,110	$24,619
Net realized gain (loss)	(37,640)	(294,595)
Net change in unrealized appreciation (depreciation)	305,949	(154,349)

Net Increase (Decrease) in Net Assets Resulting from Operations	282,419	(424,325)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(3,913)	(34,057)
Tax basis return of capital	(26,488)	(49,993)

Total Distributions to Common Shareholders(a)	(30,401)	(84,050)

Common Share Transactions*:

Issued as reinvestment of distributions	0	2,541
Net increase (decrease) resulting from common share transactions	0	2,541

Total Increase (Decrease) in Net Assets	252,018	(505,834)

Net Assets:

Beginning of year	385,774	891,608
End of year	$637,792	$385,774

*Common Share Transactions:

Shares issued as reinvestment of distributions	0	127
Net increase (decrease) in common shares outstanding	0	127

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Energy and Tactical Credit Opportunities Fund

Year Ended June 30, 2021 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$282,419

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(754,085)
Proceeds from sales of long-term securities	525,610
(Purchases) Proceeds from sales of short-term portfolio investments, net	118,909
(Increase) decrease in deposits with counterparty	(1,144)
(Increase) decrease in receivable for investments sold	11,996
(Increase) decrease in interest and/or dividends receivable	1,741
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	469
Proceeds from (Payments on) over the counter financial derivative instruments	(42,107)
(Increase) decrease in other assets	(6)
Increase (decrease) in payable for investments purchased	(9,030)
Increase (decrease) in deposits from counterparty	47,184
Increase (decrease) in accrued management fees	371
Proceeds from (Payments on) foreign currency transactions	26
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	(5,185)
Exchange-traded or centrally cleared financial derivative instruments	1,330
Over the counter financial derivative instruments	41,587
Foreign currency	(92)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(156,144)
Exchange-traded or centrally cleared financial derivative instruments	(1,566)
Over the counter financial derivative instruments	(148,305)
Foreign currency assets and liabilities	66
Net amortization (accretion) on investments	(508)
Net Cash Provided by (Used for) Operating Activities	(86,463)

Cash Flows Received from (Used for) Financing Activities:

Increase (decrease) in overdraft due to custodian	(100)
Cash distributions paid	(40,684)
Proceeds from reverse repurchase agreements	8,944,977
Payments on reverse repurchase agreements	(8,816,133)
Proceeds from sale-buyback transactions	9,948
Payments on sale-buyback transactions	(9,948)
Net Cash Received from (Used for) Financing Activities	88,060

Net Increase (Decrease) in Cash and Foreign Currency	1,597

Cash and Foreign Currency:

Beginning of year	51
End of year	$1,648

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$41

Non Cash Payment in Kind	$233

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2021	19

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.5%

American Trailer World Corp.
4.500% (LIBOR03M + 3.750%) due 03/03/2028 ~	$500	$500

Azure Midstream Energy LLC
12.000% (LIBOR03M + 11.000%) due 03/31/2023 «~	9,246	9,463

Rosefield Pipeline Co. LLC
13.000% (LIBOR03M + 11.000%) due 08/22/2023 «~	6,119	5,974

Total Loan Participations and Assignments (Cost $15,742)		15,937

CORPORATE BONDS & NOTES 16.8%

INDUSTRIALS 10.4%

Apache Corp.
4.250% due 01/15/2030	3,500	3,697

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029	200	200
8.250% due 12/31/2028	3,100	3,416

Chesapeake Energy Corp.
5.500% due 02/01/2026	2,600	2,750
5.875% due 02/01/2029	2,500	2,709

Clarivate Science Holdings Corp.
4.875% due 06/30/2029	200	205

Colgate Energy Partners LLC
5.875% due 07/01/2029	200	208

Comstock Resources, Inc.
6.750% due 03/01/2029	4,700	5,012

Deluxe Corp.
8.000% due 06/01/2029	1,000	1,088

Devon Energy Corp.
5.600% due 07/15/2041	2,000	2,477

DT Midstream, Inc.
4.375% due 06/15/2031	200	205

EnLink Midstream LLC
5.625% due 01/15/2028	1,600	1,695

EnLink Midstream Partners LP
4.850% due 07/15/2026 (g)	1,830	1,900

EQM Midstream Partners LP
4.500% due 01/15/2029 (g)	1,800	1,834

EQT Corp.
5.000% due 01/15/2029	4,000	4,465

Go Daddy Operating Co. LLC
3.500% due 03/01/2029	400	398

Indigo Natural Resources LLC
5.375% due 02/01/2029	1,650	1,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(b)	$2,200	$1,306

MPH Acquisition Holdings LLC
5.750% due 11/01/2028	3,000	3,019

Northriver Midstream Finance LP
5.625% due 02/15/2026	4,000	4,162

PDC Energy, Inc.
5.750% due 05/15/2026	2,500	2,615

Petrorio Luxembourg SARL
6.125% due 06/09/2026	200	205

Precision Drilling Corp.
6.875% due 01/15/2029	100	103

Renewable Energy Group, Inc.
5.875% due 06/01/2028	1,500	1,577

SM Energy Co.
6.500% due 07/15/2028	100	103

Station Casinos LLC
4.500% due 02/15/2028	3,000	3,057

Suburban Propane Partners LP
5.000% due 06/01/2031 (f)	200	205

Sunoco LP
4.500% due 05/15/2029 (f)	3,000	3,062

Superior Plus LP
4.500% due 03/15/2029	2,000	2,063

Transocean Guardian Ltd.
5.875% due 01/15/2024	2,218	2,161

Univision Communications, Inc.
4.500% due 05/01/2029	1,000	1,010

USA Compression Partners LP
6.875% due 09/01/2027 (f)	2,900	3,104

Vine Energy Holdings LLC
6.750% due 04/15/2029	4,500	4,742

		66,479

UTILITIES 6.4%

Antero Midstream Partners LP
7.875% due 05/15/2026 (g)	3,800	4,259

Blue Racer Midstream LLC
7.625% due 12/15/2025	4,400	4,774

CrownRock LP
5.000% due 05/01/2029	2,100	2,208

Endeavor Energy Resources LP
5.500% due 01/30/2026	4,900	5,106

Enviva Partners LP
6.500% due 01/15/2026 (f)	6,000	6,282

Genesis Energy LP
8.000% due 01/15/2027 (f)	5,800	6,101

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029 (a)	100	102

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru LNG SRL
5.375% due 03/22/2030	$2,500	$2,165

Talen Energy Supply LLC
6.625% due 01/15/2028	2,400	2,202

Tallgrass Energy Partners LP
6.000% due 12/31/2030 (g)	4,000	4,169

Transocean Poseidon Ltd.
6.875% due 02/01/2027	2,950	2,969

		40,337

Total Corporate Bonds & Notes (Cost $104,592)		106,816

U.S. TREASURY OBLIGATIONS 20.2%

U.S. Treasury Notes
0.250% due 10/31/2025 (j)	131,700	128,788

Total U.S. Treasury Obligations (Cost $130,551)		128,788

	SHARES
COMMON STOCKS 42.8%

ENERGY 39.5%

Antero Midstream Corp.	293,000	3,044

Canadian Natural Resources Ltd.	92,000	3,340

Cheniere Energy, Inc. (c)	253,000	21,945

Chesapeake Energy Corp.	104,050	5,402

Devon Energy Corp.	188,100	5,491

Diamondback Energy, Inc.	67,450	6,333

Enbridge, Inc.	390,000	15,615

EnLink Midstream LLC	1,215,000	7,764

EQT Corp. (c)	285,050	6,345

Equitrans Midstream Corp.	921,420	7,841

Hess Midstream LP ‘A’ (g)	845,949	21,360

Kinder Morgan, Inc.	708,320	12,913

ONEOK, Inc.	388,000	21,588

Pembina Pipeline Corp.	198,700	6,314

Plains GP Holdings LP ‘A’ (h)	1,700,000	20,298

Range Resources Corp. (c)	326,000	5,464

Rattler Midstream LP (h)	232,000	2,533

Targa Resources Corp.	423,000	18,802

TC Energy Corp.	303,462	15,016

	SHARES	MARKET VALUE (000S)

Tourmaline Oil Corp.	128,000	$3,659

Venture Global LNG, Inc.‘C’ «(c)(i)	2,885	19,722

Williams Cos., Inc.	809,900	21,503

		252,292

UTILITIES 3.3%

AES Corp.	128,000	3,337

Clearway Energy, Inc. ‘C’	41,052	1,087

FirstEnergy Corp.	83,000	3,088

NextEra Energy Partners LP (h)	77,000	5,880

NextEra Energy, Inc.	60,000	4,397

Orsted A/S	22,300	3,129

		20,918

Total Common Stocks (Cost $205,024)		273,210

MASTER LIMITED PARTNERSHIPS 20.0%

ENERGY 20.0%

Cheniere Energy Partners LP	90,600	4,013

Crestwood Equity Partners LP	326,342	9,784

DCP Midstream LP	544,094	16,698

Energy Transfer LP	1,644,000	17,476

Enterprise Products Partners LP	149,000	3,595

Genesis Energy LP	622,000	7,221

Holly Energy Partners LP	179,470	4,061

Magellan Midstream Partners LP	217,000	10,614

MPLX LP	447,000	13,236

NuStar Energy LP	390,000	7,040

Phillips 66 Partners LP	163,000	6,432

Plains All American Pipeline LP	186,000	2,113

Sunoco LP	219,000	8,256

Western Midstream Partners LP	786,450	16,846

Total Master Limited Partnerships (Cost $109,295)		127,385

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	21

Consolidated Schedule of Investments PIMCO Energy and Tactical  Credit Opportunities Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 3.5%

INDUSTRIALS 3.5%

Rivian Automotive, Inc. «(i)	608,688	$22,597

Total Preferred Securities (Cost $9,428)		22,597

REAL ESTATE INVESTMENT TRUSTS 1.9%

REAL ESTATE 1.9%

Agree Realty Corp.	20,800	1,466

American Campus Communities, Inc.	20,600	962

CoreSite Realty Corp.	9,500	1,279

Gaming and Leisure Properties, Inc.	26,100	1,209

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	40,000	2,246

Healthcare Realty Trust, Inc.	32,400	979

Healthcare Trust of America, Inc. ‘A’	34,800	929

MGM Growth Properties LLC	33,900	1,241

Omega Healthcare Investors, Inc.	26,600	965

Physicians Realty Trust	40,100	741

Total Real Estate Investment Trusts (Cost $12,647)		12,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.7%

U.S. TREASURY BILLS 8.6%
0.047% due 07/13/2021 - 12/02/2021 (a)(d)(e)(l)(n)	$55,100	$55,095

U.S. TREASURY CASH MANAGEMENT BILLS 4.1%
0.017% due 09/07/2021 - 10/26/2021 (d)(e)(l)(n)	25,951	25,949

Total Short-Term Instruments (Cost $81,045)		81,044

Total Investments in Securities (Cost $668,324)		767,794

Total Investments 120.4% (Cost $668,324)		$767,794

Financial Derivative Instruments (k)(m) 7.3% (Cost or Premiums, net $(621))		46,484

Other Assets and Liabilities, net (27.7)% (o)		(176,486)

Net Assets 100.0%		$637,792

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(g)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(h)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rivian Automotive, Inc.	07/10/2020	$9,428	$22,597	3.54%
Venture Global LNG, Inc.‘C’	06/27/2019	15,002	19,722	3.09

		$24,430	$42,319	6.63%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
CIB	0.040%	05/20/2021	07/20/2021	$(1,274)	$(1,274)
IND	0.040	06/10/2021	07/09/2021	(95,210)	(95,212)
	0.050	06/30/2021	07/01/2021	(14,681)	(14,681)
	0.070	06/25/2021	07/09/2021	(16,989)	(16,989)
NOM	0.050	06/17/2021	07/19/2021	(688)	(688)

Total Reverse Repurchase Agreements					$(128,844)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
CIB	$0	$(1,274)	$0	$(1,274)	$1,272	$(2)
DEU	0	0	0	0	(16)	(16)
IND	0	(126,882)	0	(126,882)	126,883	1
NOM	0	(688)	0	(688)	685	(3)

Total Borrowings and Other Financing Transactions	$0	$(128,844)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(14,681)	$(114,163)	$0	$0	$(128,844)

Total Borrowings	$(14,681)	$(114,163)	$0	$0	$(128,844)

Payable for reverse repurchase agreements					$(128,844)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	23

Consolidated Schedule of Investments PIMCO Energy and Tactical  Credit Opportunities Fund (Cont.)

(j)	Securities with an aggregate market value of $128,839 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(61,910) at a weighted average interest rate of 0.039%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
California Carbon Allowance Future Vintage December Futures	12/2021	591	$13,049	$1,740	$0	$(12)
California Carbon Allowance Vintage December Futures	12/2022	185	4,294	243	4	0
Gas Oil December Futures	12/2021	71	4,232	619	0	(19)
Gas Oil July Futures	07/2021	200	11,935	426	0	(70)
Henry Hub Natural Gas April Futures	03/2022	110	824	103	2	0
Henry Hub Natural Gas August Futures	07/2022	113	842	102	1	0
Henry Hub Natural Gas July Futures	06/2022	113	841	100	2	0
Henry Hub Natural Gas June Futures	05/2022	110	809	88	2	0
Henry Hub Natural Gas May Futures	04/2022	113	824	84	2	0
Henry Hub Natural Gas October Futures	09/2022	113	846	105	1	0
Henry Hub Natural Gas September Futures	08/2022	110	816	95	1	0
Natural Gas April Futures	03/2022	162	3,369	684	154	0
Natural Gas April Futures	03/2023	10	738	134	10	0
Natural Gas August Futures	07/2022	162	3,123	348	103	0
Natural Gas August Futures	07/2023	10	688	84	10	0
Natural Gas December Futures	11/2022	2	42	5	1	0
Natural Gas December Futures	11/2023	10	800	197	10	0
Natural Gas February Futures	01/2023	10	1,020	417	10	0
Natural Gas January Futures	12/2023	10	1,020	417	10	0
Natural Gas July Futures	06/2022	162	3,094	319	105	0
Natural Gas July Futures	06/2023	10	683	79	10	0
Natural Gas June Futures	05/2022	162	2,960	275	93	0
Natural Gas June Futures	05/2023	10	685	82	10	0
Natural Gas March Futures	02/2023	10	975	372	10	0
Natural Gas May Futures	04/2022	164	4,784	153	13	0
Natural Gas May Futures	04/2022	162	3,123	349	107	0
Natural Gas May Futures	04/2023	10	708	104	10	0
Natural Gas November Futures	10/2022	2	40	5	1	0
Natural Gas November Futures	10/2023	10	745	142	10	0
Natural Gas October Futures	09/2022	2	39	3	1	0
Natural Gas October Futures	09/2022	86	2,575	183	3	0
Natural Gas October Futures	09/2023	10	720	117	10	0
Natural Gas September Futures	08/2022	162	3,032	347	98	0
Natural Gas September Futures	08/2023	10	700	97	10	0
Platinum October Futures	10/2021	7	376	(6)	1	0
Silver September Futures	09/2021	12	1,572	(4)	18	0
WTI Crude December Futures	11/2021	107	7,504	253	24	0
WTI Crude December Futures	11/2022	218	13,902	865	20	0

				$9,726	$877	$(101)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude December Futures	10/2021	53	$(3,836)	$(478)	$0	$(6)
Brent Crude December Futures	10/2022	218	(14,645)	(651)	22	0
Brent Crude September Futures	07/2021	150	(11,193)	(1,085)	0	(51)
Natural Gas April Futures	03/2022	250	(7,495)	(581)	0	(18)
Natural Gas April Futures	03/2023	10	(689)	(129)	0	(1)
Natural Gas August Futures	07/2021	28	(855)	(264)	0	(63)
Natural Gas August Futures	07/2023	10	(629)	(69)	0	0
Natural Gas December Futures	11/2021	127	(3,921)	(1,313)	0	(287)
Natural Gas December Futures	11/2023	10	(696)	(136)	2	0
Natural Gas February Futures	01/2022	51	(1,433)	(391)	0	(105)
Natural Gas February Futures	01/2023	10	(843)	(283)	0	(7)
Natural Gas January Futures	12/2021	51	(1,582)	(428)	0	(115)
Natural Gas January Futures	12/2022	10	(852)	(292)	0	(7)
Natural Gas July Futures	06/2023	10	(616)	(56)	0	0
Natural Gas June Futures	05/2023	10	(607)	(47)	1	0
Natural Gas March Futures	02/2022	51	(1,499)	(346)	0	(91)
Natural Gas March Futures	02/2023	10	(805)	(245)	0	(8)
Natural Gas May Futures	04/2023	10	(638)	(79)	4	0
Natural Gas November Futures	10/2021	127	(3,773)	(1,249)	0	(279)
Natural Gas November Futures	10/2023	10	(685)	(125)	2	0
Natural Gas October Futures	09/2021	127	(3,872)	(1,260)	0	(289)
Natural Gas October Futures	09/2023	10	(667)	(107)	2	0
Natural Gas September Futures	08/2021	14	(412)	(193)	0	(30)
Natural Gas September Futures	08/2023	10	(650)	(90)	0	0
WTI Crude September Futures	08/2021	107	(7,786)	(310)	0	(49)

				$(10,207)	$33	$(1,406)

Total Futures Contracts				$(481)	$910	$(1,507)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	0.230%	Annual	11/19/2025	$128,300	$402	$1,794	$2,196	$0	$(34)

Total Swap Agreements						$402	$1,794	$2,196	$0	$(34)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$910	$0	$910	$0	$(1,507)	$(34)	$(1,541)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	25

Consolidated Schedule of Investments PIMCO Energy and Tactical  Credit Opportunities Fund (Cont.)

(l)	Securities with an aggregate market value of $1,848 and cash of $4,010 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	EUR	2,600	$	3,083	$0	$0
	08/2021	CAD	63,569		52,691	1,410	0
	08/2021	EUR	5,527		6,713	153	0
	08/2021	$	946	EUR	781	0	(19)
	07/2022	EUR	3,990	$	4,912	144	0
	07/2022	$	402	EUR	330	0	(8)
BPS	07/2021		1,629		1,393	23	0
	07/2022		767		635	0	(8)
BRC	08/2021	EUR	110	$	132	1	0
	08/2021	$	3,450	CAD	4,166	0	(89)
	08/2021		336	EUR	277	0	(8)
CBK	08/2021	EUR	70	$	84	1	0
	08/2021	$	60	EUR	49	0	(2)
GLM	07/2021		4,290		3,599	0	(23)
	08/2021		28		24	0	0
	07/2022		3,207		2,621	0	(74)
HUS	07/2021		254		208	0	(7)
	08/2021	EUR	297	$	362	9	0
	08/2021	GBP	137		193	3	0
	08/2021	$	1,872	EUR	1,534	0	(51)
	07/2022	EUR	2,093	$	2,595	94	0
	07/2022	$	1,862	EUR	1,534	0	(29)
JPM	07/2021	EUR	2,600	$	2,981	0	(101)
	07/2021	$	868	DKK	5,408	0	(6)
	08/2021	EUR	534	$	645	12	0
	08/2021	$	398	EUR	326	0	(11)
	10/2021	DKK	5,408	$	870	6	0
MYI	07/2021	$	1,030	DKK	6,411	0	(7)
	08/2021		1,711	CAD	2,072	0	(39)
	10/2021	DKK	6,411	$	1,031	7	0
RBC	08/2021	CAD	885		732	18	0
SOG	07/2021	$	1,225	DKK	7,631	0	(9)
	10/2021	DKK	7,630	$	1,228	9	0
UAG	07/2021		19,450		3,189	87	0
	08/2021	EUR	252		307	8	0

Total Forward Foreign Currency Contracts						$1,985	$(491)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC Alerian MLP	$37.000	07/01/2021	170	$(56)	$(4)
	Call - OTC Alerian MLP	38.000	07/22/2021	165	(70)	(40)
	Call - OTC Alerian MLP	38.200	07/23/2021	165	(62)	(39)
MYI	Call - OTC Alerian MLP	37.700	07/02/2021	176	(64)	(2)

Total Written Options					$(252)	$(85)

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	EURMARGIN 4Q21	$	5.300	Maturity	12/31/2021	900	$0	$0	$0	$0
	Receive	EURMARGIN CAL21		6.120	Maturity	12/31/2021	5,100	(15)	12	0	(3)
JPM	Receive	EURMARGIN CAL21		6.350	Maturity	12/31/2021	8,400	(23)	17	0	(6)
	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	2,520	(8)	10	2	0
MAC	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	900	0	0	0	0
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	120,000	(725)	1,166	441	0
MYC	Receive	EURMARGIN CAL21		3.000	Maturity	12/31/2021	9,000	0	23	23	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	5,100	0	11	11	0
	Receive	EURMARGIN CAL21		3.470	Maturity	12/31/2021	8,400	0	18	18	0
	Receive	TTFNBP V1-H2	GBP	4.050	Maturity	03/31/2022	2,548,000	0	(17)	0	(17)

								$(771)	$1,240	$495	$(26)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	AMNAX Index	9,879	0.733% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	$3,701	$0	$2,004	$2,004	$0
	Receive	AMNAX Index	23,144	0.793% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	9,826	0	3,552	3,552	0
CBK	Receive	AMZX Index	37,137	0.443% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	29,066	0	15,460	15,460	0
	Receive	AMZX Index	21,056	0.566% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2022	24,544	0	731	731	0

								$0	$21,747	$21,747	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	Omega Healthcare Investors, Inc.	27,300	0.075% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	$1,022	$0	$(32)	$0	$(32)
	Receive	Crestwood Equity Partners LP	146,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	3,823	0	1,209	1,209	0
	Receive	DCP Midstream LP	139,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	2,908	0	1,405	1,405	0
	Receive	Enable Midstream Partners LP	89,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	528	0	311	311	0
	Receive	Energy Transfer LP	1,067,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	7,288	0	4,036	4,036	0
	Receive	Enterprise Products Partners LP	702,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	15,044	0	2,173	2,173	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	27

Consolidated Schedule of Investments PIMCO Energy and Tactical  Credit Opportunities Fund (Cont.)

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	MPLX LP	412,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	$9,867	$0	$2,590	$2,590	$0
	Receive	Phillips 66 Partners LP	194,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	4,877	0	2,936	2,936	0
	Receive	Plains All American Pipeline LP	559,000	0.623% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	4,690	0	1,749	1,749	0
	Receive	Western Gas Partners LP	149,000	0.623% (1-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	03/10/2022	2,473	0	759	759	0
BRC	Receive	DCP Midstream LP	22,000	0.745% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	499	0	191	191	0
FAR	Receive	Crestwood Equity Partners LP	73,000	0.443% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	2,351	0	(163)	0	(163)
	Receive	Crestwood Equity Partners LP	30,000	0.523% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,292	0	36	36	0
	Receive	DCP Midstream LP	82,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	2,466	0	50	50	0
	Receive	Enable Midstream Partners LP	118,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,119	0	(44)	0	(44)
	Receive	Energy Transfer LP	1,030,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	11,381	0	(436)	0	(436)
	Receive	Enterprise Products Partners LP	670,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	16,783	0	(621)	0	(621)
	Receive	MPLX LP	318,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	9,600	0	(187)	0	(187)
	Receive	NuStar Energy LP	50,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,029	0	(127)	0	(127)
	Receive	Phillips 66 Partners LP	103,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	4,220	0	(157)	0	(157)
	Receive	Plains All American Pipeline LP	152,000	0.553% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,841	0	(114)	0	(114)
	Receive	Western Gas Partners LP	216,550	0.507% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	4,911	0	(274)	0	(274)
GST	Receive	Crestwood Equity Partners LP	131,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	3,503	0	929	929	0
	Receive	DCP Midstream LP	97,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,199	0	811	811	0
	Receive	Enable Midstream Partners LP	162,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	1,127	0	373	373	0
	Receive	Energy Transfer LP	799,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	6,488	0	2,113	2,113	0
	Receive	Enterprise Products Partners LP	398,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	8,796	0	967	967	0

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	MPLX LP	399,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	$9,843	$0	$2,223	$2,223	$0
	Receive	NuStar Energy LP	130,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,431	0	(38)	0	(38)
	Receive	Plains All American Pipeline LP	274,000	0.645% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,455	0	701	701	0
	Receive	Western Gas Partners LP	117,425	0.645% (1-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	03/24/2022	2,091	0	456	456	0
JPM	Receive	Agree Realty Corp.	20,600	0.281% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,514	0	(57)	0	(57)
	Receive	American Campus Communities, Inc.	20,500	0.275% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,002	0	(44)	0	(44)
	Receive	CoreSite Realty Corp.	9,300	0.275% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,268	0	(5)	0	(5)
	Receive	Gaming and Leisure Properties, Inc.	25,900	0.275% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,257	0	(40)	0	(40)
	Receive	Healthcare Realty Trust, Inc.	31,900	0.275% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,027	0	(63)	0	(63)
	Receive	Healthcare Trust of America, Inc.	35,100	0.275% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,026	0	(77)	0	(77)
	Receive	MGM Growth Properties LLC	33,600	0.275% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,262	0	(14)	0	(14)
	Receive	Physicians Realty Trust	39,800	0.281% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	770	0	(35)	0	(35)

								$0	$23,490	$26,018	$(2,528)

Total Swap Agreements								$(771)	$46,477	$48,260	$(2,554)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1,707	$0	$22,724	$24,431	$(27)	$0	$(32)	$(59)	$24,372	$(23,769)	$603
BPS	23	0	0	23	(8)	0	(3)	(11)	12	0	12
BRC	1	0	191	192	(97)	(83)	0	(180)	12	0	12
CBK	1	0	16,191	16,192	(2)	0	0	(2)	16,190	(15,392)	798
FAR	0	0	86	86	0	0	(2,123)	(2,123)	(2,037)	2,929	892
GLM	0	0	0	0	(97)	0	0	(97)	(97)	0	(97)
GST	0	0	8,573	8,573	0	0	(38)	(38)	8,535	(7,630)	905
HUS	106	0	0	106	(87)	0	0	(87)	19	0	19
JPM	18	0	2	20	(118)	0	(341)	(459)	(439)	620	181
MAC	0	0	441	441	0	0	0	0	441	(390)	51
MYC	0	0	52	52	0	0	(17)	(17)	35	0	35

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	29

Consolidated Schedule of Investments PIMCO Energy and Tactical  Credit Opportunities Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
MYI	$7	$0	$0	$7	$(46)	$(2)	$0	$(48)	$(41)	$0	$(41)
RBC	18	0	0	18	0	0	0	0	18	0	18
SOG	9	0	0	9	(9)	0	0	(9)	0	0	0
UAG	95	0	0	95	0	0	0	0	95	0	95

Total Over the Counter	$1,985	$0	$48,260	$50,245	$(491)	$(85)	$(2,554)	$(3,130)

(n)

Securities with an aggregate market value of $3,549 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)  UNFUNDED PURCHASE COMMITMENTS

Description	Shares	Unfunded Commitment	Current Value	Unrealized Appreciation/ (Depreciation)
RMGB Renew Power PIPE(SPAC) «	700,000	7,000	6,979	(21)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$910	$0	$0	$0	$0	$910

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,985	$0	$1,985
Swap Agreements	495	0	47,765	0	0	48,260

	$495	$0	$47,765	$1,985	$0	$50,245

	$1,405	$0	$47,765	$1,985	$0	$51,155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$1,507	$0	$0	$0	$0	$1,507
Swap Agreements	0	0	0	0	34	34

	$1,507	$0	$0	$0	$34	$1,541

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$491	$0	$491
Written Options	0	0	85	0	0	85
Swap Agreements	26	0	2,528	0	0	2,554

	$26	$0	$2,613	$491	$0	$3,130

	$1,533	$0	$2,613	$491	$34	$4,671

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$267	$0	$0	$0	$0	$267
Futures	(1,635)	0	0	0	0	(1,635)
Swap Agreements	0	0	0	0	38	38

	$(1,368)	$0	$0	$0	$38	$(1,330)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,684)	$0	$(4,684)
Written Options	0	0	(1,396)	0	0	(1,396)
Swap Agreements	(561)	0	(34,946)	0	0	(35,507)

	$(561)	$0	$(36,342)	$(4,684)	$0	$(41,587)

	$(1,929)	$0	$(36,342)	$(4,684)	$38	$(42,917)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$7	$0	$0	$0	$0	$7
Futures	(236)	0	0	0	0	(236)
Swap Agreements	0	0	0	0	1,795	1,795

	$(229)	$0	$0	$0	$1,795	$1,566

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,022	$0	$2,022
Written Options	0	0	167	0	0	167
Swap Agreements	1,621	0	144,495	0	0	146,116

	$1,621	$0	$144,662	$2,022	$0	$148,305

	$1,392	$0	$144,662	$2,022	$1,795	$149,871

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$500	$15,437	$15,937
Corporate Bonds & Notes
Industrials	0	66,479	0	66,479
Utilities	0	40,337	0	40,337
U.S. Treasury Obligations	0	128,788	0	128,788
Common Stocks
Energy	232,570	0	19,722	252,292
Utilities	20,918	0	0	20,918
Master Limited Partnerships
Energy	127,385	0	0	127,385
Preferred Securities
Industrials	0	0	22,597	22,597
Real Estate Investment Trusts
Real Estate	12,017	0	0	12,017

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	31

Consolidated Schedule of Investments PIMCO Energy and Tactical  Credit Opportunities Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
U.S. Treasury Bills	$0	$55,095	$0	$55,095
U.S. Treasury Cash Management Bills	0	25,949	0	25,949

Total Investments	$392,890	$317,148	$57,756	$767,794

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	910	0	0	910
Over the counter	0	50,245	0	50,245

	$910	$50,245	$0	$51,155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,507)	(34)	0	(1,541)
Over the counter	0	(3,130)	0	(3,130)

	$(1,507)	$(3,164)	$0	$(4,671)

Total Financial Derivative Instruments	$(597)	$47,081	$0	$46,484

Totals	$392,293	$364,229	$57,756	$814,278

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$15,033	$9,296	$(9,718)	$54	$(92)	$864	$0	$0	$15,437	$734
Common Stocks
Energy	16,392	0	0	0	0	3,330	0	0	19,722	3,330
Preferred Securities
Industrials	0	9,428	0	0	0	13,169	0	0	22,597	13,169

Totals	$31,425	$18,724	$(9,718)	$54	$(92)	$17,363	$0	$0	$57,756	$17,233

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,974	Other Valuation Techniques(2)	—	—	—
	9,463	Yield	Yield	10.500	—
Common Stocks
Energy	19,722	Comparable Companies/ Discounted Cash Flow	EBITDA Multiple/Discount Rate	10.390x/12.400	—
Preferred Securities
Industrials	22,597	Common Stock Equivalent	Equity Value Variance	195.000	—

Total	$57,756

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) is organized as a non-diversified, limited term, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2018 and commenced operations on February 1, 2019. The Fund sold and issued 5,000 shares of beneficial interest at $20.00 per share to Allianz Fund Investments, Inc., an affiliate of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), pursuant to an initial subscription agreement with the Fund. PIMCO serves as the Fund’s investment manager.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about January 29, 2031 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the ”Board”) may, by a vote of the majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as such term is defined in the Fund’s Declaration of Trust (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including the eighteenth month after the initial Dissolution Date, which date shall then become the Dissolution Date. Each common shareholder would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”).

The Fund issued 40,000,000 common shares of beneficial interest in its initial public offering at $20.00 per share. An additional 4,575,346 shares were issued in connection with the underwriter’s over-allotment option.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis

34	PIMCO CLOSED-END FUNDS

June 30, 2021

may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Distributions — Common Shares  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. The Fund generally distributes each year all of its net

ANNUAL REPORT	JUNE 30, 2021	35

Notes to Financial Statements (Cont.)

investment income and net short-term capital gains. In addition, at least annually, the Fund generally distributes net realized long-term capital gains not previously distributed, if any.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”). As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase such Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Each Fund may pay distributions more frequently than annually in varying amounts including special distributions reflecting net profits if any from a Fund’s wholly-owned subsidiary if applicable. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) generally for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To avoid application of the excise tax, each Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, each Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. The Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. The Fund’s income and gain- generating strategies,

36	PIMCO CLOSED-END FUNDS

June 30, 2021

including certain derivatives strategies, may generate current taxable income and gains sufficient to support quarterly distributions even in situations when the Fund has experienced losses due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. The Fund may enter into opposite sides of interest rate swaps and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

ANNUAL REPORT	JUNE 30, 2021	37

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

38	PIMCO CLOSED-END FUNDS

June 30, 2021

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either: (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or

ANNUAL REPORT	JUNE 30, 2021	39

Notes to Financial Statements (Cont.)

securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

40	PIMCO CLOSED-END FUNDS

June 30, 2021

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Common stock equivalent valuation estimates fair value by applying an equity adjustment based on observable comparable companies’ equity value variances. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant

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Notes to Financial Statements (Cont.)

changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy

The Yield model is commonly used to value debt or other fixed income investments, applying a discount rate to present value contractual cash flows. Discount rate is typically calibrated to the transaction date and adjusted by market yields. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and

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other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited

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Notes to Financial Statements (Cont.)

partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or

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guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Special Purpose Acquisition Companies  (“SPACs”) are entities that pool funds to seek potential acquisition opportunities. The Fund may invest in stock, warrants, debt and other securities of SPACs or similar special purpose entities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of

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Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

The Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC mandated disclosure, reporting and recordkeeping obligations apply to the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes

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Notes to Financial Statements (Cont.)

unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with

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premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

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Notes to Financial Statements (Cont.)

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator (i.e., the sum of the notional amount for the contract plus the market value) and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the

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number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. The Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative

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Notes to Financial Statements (Cont.)

instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Fund may be subject to, please see the Principal Risks of the Fund section of this report.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage

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described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.

Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Energy Sector Risk  is the risk that applies to the Fund’s investments in MLPs and other companies which operate natural gas, natural gas liquids, crude oil, refined products, coal or other facilities within the energy sector. The Fund’s performance will be susceptible to fluctuations in commodity prices, changes in the supply of or demand for energy commodities, an inability to acquire additional energy deposits sufficient to replace the natural depletion of existing reserves, environmental and safety regulations, seasonal and extreme weather, catastrophic events or accidents, acquisition costs and erroneous assumptions regarding new acquisitions and the cyclical fluctuation and intense price competition inherent to the energy industry. Additionally, MLPs and other entities operating in the energy sector are subject to industry-specific risks related to infrastructure, which includes transportation via pipeline, the gathering, processing and midstream storage of resources, variations in upstream and downstream demand, and the effects of land, weather and unforeseen events on oil, oilfields, coal stockpiles, power infrastructure and marine transportation.

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Notes to Financial Statements (Cont.)

Equity Securities and Related Market Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Risks of Equity Securities of MLPS, Risks of Debt Securities of MLPS, and Risks of MLP General Partner and Managing Member Interests  is the risk that investments in equity and debt securities of MLPs and/or their affiliates are subject to risks in addition to those risks associated with investments in all equity and debt securities. Holders of MLP units have more limited rights for voting and control than shareholders of common stock in a corporation, additional tax risks and additional

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Notes to Financial Statements (Cont.)

potential conflicts of interest among unit holders and partners. MLP subordinated units generally entail greater risk than MLP common units as a result of more limited distribution rights. Additionally, distributions by certain MLPs may be affected by the failure of an affiliated party to satisfy its obligations to an MLP or by an MLP’s loss of customers or suppliers. The Fund’s investment in MLPs or other entities that hold a general partner or managing member interest and IDRs in MLPs may be subject to additional liability greater than the investment amount and may have higher distribution prospects which would decline at a greater rate than the decline rate in and MLP’s distributions or be eliminated if the MLP unit holders choose to remove the general partner or managing member.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placement Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

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Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

U.S. Government Securities Risk and Foreign (Non-U.S.) Government Securities Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

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Notes to Financial Statements (Cont.)

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered as investment companies under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Fund section of this report for a more comprehensive list of the principal risks the Fund may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the

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Notes to Financial Statements (Cont.)

Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

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June 30, 2021

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual management fee, payable monthly, at the annual rate of 1.35% of the Fund’s average daily total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund,

ANNUAL REPORT	JUNE 30, 2021	63

Notes to Financial Statements (Cont.)

and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds and; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) offering expenses of the Fund, including registration (including Share registration fees), legal, marketing, printing, accounting and other expenses, associated with share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; (xiii) expenses associated with tender offers and other share repurchases and redemptions; (xiv) fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xv) expenses of the Fund that are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Fund, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S.

64	PIMCO CLOSED-END FUNDS

June 30, 2021

LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

(c) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund IX, Ltd. (the “Subsidiary”) has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee at annual rate of 0.69% of its net assets. PIMCO has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid by the Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. PIMCO may not seek reimbursement from the Fund with respect to the management fees waived. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $290,121. See Note 13, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$8,826	$29,950

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	JUNE 30, 2021	65

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$140,388	$9,809	$613,465	$523,037

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. BASIS FOR CONSOLIDATION

The Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 8.3% of the Fund’s consolidated net assets.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

66	PIMCO CLOSED-END FUNDS

June 30, 2021

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets through investments in swap agreements, futures, and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument

ANNUAL REPORT	JUNE 30, 2021	67

Notes to Financial Statements (Cont.)

or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

The Fund’s investment strategy will potentially be limited by its intention to qualify and be eligible for treatment as a regulated investment company, and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company, which could, among other things, negatively affect the Fund’s share price, before- and after-tax performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties), as described more fully in the paragraph below.

The Fund invests in total return swaps linked to the securities of MLPs. Such strategy is relatively novel and the treatment of the Fund’s investments in such total return swaps under one or more of the tests the Fund must meet to qualify as a regulated investment company is unclear. It is possible that the IRS or a court could regard the Fund’s investments in such total return swaps as preventing the Fund from qualifying as a regulated investment company. Based on consultation with legal counsel, the Fund believes that, as implemented, its investment strategy should be consistent with the Fund’s qualification and eligibility for treatment as a regulated investment company. If the IRS were to challenge successfully the Fund’s position, the Fund could be required to pay a Fund-level tax, back taxes and/or tax penalties in order to maintain its qualification as a regulated investment company, or could fail to qualify as a regulated investment company (in which case the Fund would be subject to tax on its taxable income at corporate rates and could be subject to back taxes and/or tax penalties). In such event, the Fund may be required to change its investment strategies, pay a Fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund.

68	PIMCO CLOSED-END FUNDS

June 30, 2021

Any such sales may cause the Fund to sell securities or instruments that otherwise may be favorable for the Fund, bear other adverse consequences (such as incurring short term capital gain on sales or unwinding of positions that were intended to be held for longer periods) and/or incur transaction costs. As such, such a failure to qualify for regulated investment company status could, among other things, negatively affect the Fund’s share price, before- and after-tax performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties).

Distributions received from the Fund’s investments in MLPs generally are treated as partnership return of capital under the Code, and as such, it is Management’s current determination that the distributions received from its MLP investments will compromise entirely of return of capital based on historical and present information available from such MLP partnerships.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Energy and Tactical Credit Opportunities Fund	$0	$0	$147,405	$(7,600)	$(319,567)	$0	$0	$(179,762)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward, contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on interest accruals on defaulted securities, swaps, and partnership adjustments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Energy and Tactical Credit Opportunities Fund	$132,464	$187,103

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2021	69

Notes to Financial Statements (Cont.)

June 30, 2021

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Energy and Tactical Credit Opportunities Fund	$669,133	$168,237	$(20,746)	$147,491

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to unrealized gain or loss on certain forward, contracts, realized and unrealized gain (loss) on defaulted securities, swaps, and partnership adjustments.

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	June 30, 2021			June 30, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Energy and Tactical Credit Opportunities Fund	$3,913	$0	$26,488	$34,057	$0	$49,993

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

70	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Energy and Tactical Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Energy and Tactical Credit Opportunities Fund and its subsidiary (the “Fund”) as of June 30, 2021, the related consolidated statements of operations and cash flows for the year ended June 30, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

ANNUAL REPORT	JUNE 30, 2021	71

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MAC	Macquarie Bank Limited
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC
DEU	Deutsche Bank Securities, Inc.	NOM	Nomura Securities International Inc.
FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound
DKK	Danish Krone	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	EUROBOBCO	Margin Eurobob Gasoline vs. Brent
AMZX	Alerian MLP Total Return Index	LIBOR03M	3 Month USD-LIBOR
BRENT	Brent Crude	SOFRRATE	Secured Overnight Financing Rate
EURMARGIN	European Refined Margin	TTFNBP	Title Transfer Facility National Balancing Point

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
OIS	Overnight Index Swap	WTI	West Texas Intermediate

72	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Energy and Tactical Credit Opportunities Fund	0%	20.40%	$1,365	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Energy and Tactical Credit Opportunities Fund	0%

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %
PIMCO Energy and Tactical Credit Opportunities Fund	0%

ANNUAL REPORT	JUNE 30, 2021	73

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Energy and Tactical Credit Opportunities Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0682	$0.0000	$0.1018	$0.1700

June 2021	$0.0737	$0.0000	$0.0963	$0.1700

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

74	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

The Fund held its annual meetings of shareholders on June 28, 2021.

PIMCO Energy and Tactical Credit Opportunities Fund

Common Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Hans W. Kertess — Class II to serve until the annual meeting held during the 2024 fiscal year	36,837,813	867,783

Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2022 fiscal year	37,264,555	441,041

Election of Deborah A. DeCotis — Class II to serve until the annual meeting held during the 2024 fiscal year	36,889,506	816,090

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Sarah E. Cogan and Messrs. Joseph B. Kittredge, Jr., John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	JUNE 30, 2021	75

Changes to Board of Trustees

(Unaudited)

Effective June 28, 2021, Mr. David N. Fisher. who was previously a Class II Trustee of the Fund, became a Class III Trustee of the Fund.

Effective June 29, 2021, the Board of Trustees appointed Ms. E. Grace Vandecruze as a Class III Trustee of the Fund.

Effective December 31, 2020, James A. Jacobson resigned from his position as Trustee of the Fund.

76	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

ANNUAL REPORT	JUNE 30, 2021	77

Dividend Reinvestment Plan (Cont.)

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

78	PIMCO CLOSED-END FUNDS

Additional Information Regarding the Fund

(Unaudited)

CHANGES OCCURRING DURING THE REPORTING PERIOD

The following information in this annual report is a summary of certain changes during the period since the Fund’s last annual report to shareholders was filed. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

1.	The Fund may invest in risk retention instruments. Related disclosure has been added to the Fund’s principal investment strategies and principal risks. Please see below for further details:

With respect to investments in the lowest, first-loss tranch(es) of a commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, the Fund may invest in risk retention tranches (“risk retention tranches”), which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by an unaffiliated “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.

2.	The following principal risk disclosure has been added with respect to the Fund:

Autonomous/Electric Vehicle Risk

Autonomous and/or electric vehicles are relatively new, could fail to be successful with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies. Vehicles, applications, hardware, software or services could become obsolete before they are fully embraced or deployed, or may use technologies, systems and software that are unproven, defective, malfunctioning, and are subject to cybersecurity threats; any of these factors could cause them to become obsolete more rapidly than traditional technologies and software. Autonomous and/or electric vehicles may rely on fuel sources that are

ANNUAL REPORT	JUNE 30, 2021	79

Additional Information Regarding the Fund (Cont.)

(Unaudited)

more sensitive to commodities market activity than traditional vehicle fuels and could be adversely affected by underlying commodity market activity. Some autonomous and/or electric vehicle projects may rely on government subsidies that could be reduced or eliminated. These risks could adversely affect the value of companies in which the Fund invests.

Special Purpose Acquisition Companies ("SPACs") Risk  The Fund may invest in stock, warrants, debt and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

80	PIMCO CLOSED-END FUNDS

Principal Investment Strategies

(Unaudited)

The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in derivatives or through its wholly-owned and/or controlled subsidiaries (“Subsidiaries”), if applicable. The allocation of the Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.

The Fund seeks to achieve its investment objectives by focusing on investments linked to the energy sector and investments linked to the credit sectors.

Investments linked to the energy sector include investments in (i) companies that: (a) have at least 50% of their assets, revenues, or profits committed to or derived from (1) energy infrastructure or acquisition, including exploring, mining, recovering, developing, producing, transporting, storing, gathering, compressing, processing (including fractionating), distributing, delivering, treating, refining, servicing, and marketing natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy products (including, without limit, biomass, hydropower, geothermal, wind, and/or solar); (2) providing materials to, processing materials for, or providing equipment or services to companies described in (1); or (3) owning or managing energy assets defined in (1) or (2); or (b) are classified as the “Energy” sector or the “Electric Utilities,” “Gas Utilities” or “Independent Power and Renewable Electricity Producers” industries under the Global Industry Classification Standard or are classified as the “Energy,” “Electric Utility,” or “Natural Gas Utility” sectors under the Bloomberg Barclays Indices Global Sector Classification Scheme ((a) and (b) together, “Energy Companies”); (ii) energy-related commodities, including natural gas, natural gas liquids, crude oil, refined products, coal, electricity, ethanol and other biofuels, or emissions; and/or (iii) derivative instruments that provide economic exposure to these types of investments (collectively, “Energy Investments”). Under normal circumstances, the Fund will invest, directly or indirectly, at least 66% of its net assets in Energy Investments.

Investments linked to the credit sectors include, but are not limited to, investments in corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, including securitized assets, collateralized debt obligations (“CDOs”), including, without limit, collateralized loan obligations (“CLOs”) government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers.

Under normal circumstances, the Fund will invest, directly or indirectly, at least 15% of its net assets in investments linked to the credit sectors.

Flexible allocation strategy

The Fund seeks to achieve its investment objectives by utilizing a flexible multi-sector approach to investing across various asset classes. Top-down and bottom-up strategies are used to identify multiple sources of value to seek to generate returns. With Pacific Investment Management Company LLC’s (“PIMCO” or the “Investment Manager”) macroeconomic analysis as the basis for top-down

ANNUAL REPORT	JUNE 30, 2021	81

Principal Investment Strategies (Cont.)

investment decisions, the Fund seeks to offer investors an actively managed portfolio that aims to capitalize on what PIMCO believes are attractive opportunities across markets and the capital structure.

Investment selection strategies

In selecting investments for the Fund, PIMCO expects to develop an outlook for the energy and credit sectors and the overall economy, perform fundamental analysis of the credit markets and the underlying businesses owned and operated by energy companies and use other investment selection techniques. In order to maintain flexibility and to have the ability to invest in opportunities as they arise, it is not an objective of the Fund to focus its investment in any specific geographic sector (although it may, but is not obliged to, in practice). The proportion of the Fund’s assets committed to investments with particular characteristics (such as type of energy product, debt instrument, entity structure or geography) is expected to vary based on PIMCO’s outlook for the economy as a whole, the energy sector and the credit markets. Similarly, although the Fund has the capability to use the types of investments outlined in this policy, it is possible that the Fund will not invest in certain instrument types all of the time or at all. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

PIMCO attempts to preserve and enhance the value of the Fund’s holdings relative to the market by using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in the performance of the energy sector, the credit markets and the economy generally. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.

Independent credit analysis

PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Investment parameters

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments linked to the energy sector and in investments linked to the credit sectors, as described below.

Investments linked to the energy sector include investments in:

(i) companies that:

(a) have at least 50% of their assets, revenues, or profits committed to or derived from (1) energy infrastructure or acquisition, including exploring, mining, recovering, developing, producing, transporting, storing, gathering, compressing, processing (including fractionating), distributing, delivering, treating, refining, servicing, and marketing natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy products (including, without limit, biomass, hydropower, geothermal, wind, and/or solar); (2) providing materials to, processing materials for, or providing equipment or services to companies described in (1); or (3) owning or managing energy assets defined in (1) or (2); or

82	PIMCO CLOSED-END FUNDS

(Unaudited)

(b) are classified as the “Energy” sector or the “Electric Utilities,” “Gas Utilities” or “Independent Power and Renewable Electricity Producers” industries under the Global Industry Classification Standard or are classified as the “Energy,” “Electric Utility,” or “Natural Gas Utility” sectors under the Bloomberg Barclays Indices Global Sector Classification Scheme;

(ii) energy-related commodities, including natural gas, natural gas liquids, crude oil, refined products, coal, electricity, ethanol and other biofuels, or emissions; and/or (iii) derivative instruments that provide economic exposure to these types of investments.

Under normal circumstances, the Fund will invest, directly or indirectly, at least 66% of its net assets in Energy Investments.

The Fund’s Energy Investments may include investments in equity and debt securities, warrants, rights issues, and restricted securities (including securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) of Energy Companies, including, but not limited to, (A) publicly traded corporations; (B) master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”); (C) affiliates of MLPs, substantially all of whose assets consist of units or ownership interests of affiliated MLPs (which includes, without limit, general partner interests, managing member interests, incentive distribution rights (“IDRs”), common units, and subordinated units); (D) publicly traded limited liability companies that are treated as corporations for U.S. federal income tax purposes; (E) private partnerships and limited liability companies; (F) royalty trusts; and (G) special purpose acquisition companies and other special purpose entities used to gain access to these types of investments. The Fund may invest in Energy Investments through the secondary market or during an initial public offering. The Fund’s Energy Investments may be with respect to companies of any capitalization size. The extent of the Fund’s investments in MLPs and the manner in which the Fund makes such investments are limited by its intention to continue qualifying as a regulated investment company for U.S. federal income tax purposes and can bear on its ability to qualify as such. While the Fund may seek exposure directly or indirectly to MLPs and other Energy Companies without limit, under normal circumstances, at the close of any quarter of its taxable year, the Fund will invest no more than 25% of its total assets in the securities of one or more MLPs that are treated as “qualified publicly traded partnerships” within the meaning of Section 851(h) of the Code in accordance with the requirements of Subchapter M of the Code.

The Fund currently expects, under normal circumstances, to obtain significant exposure to MLPs through the use of total return swaps (“MLP swaps”), and to hold cash and cash equivalents and/or high-quality debt instruments in an amount equal to the full notional value of such MLP swaps. To the extent the Fund seeks additional leverage, rather than obtaining additional leverage through other means, such as the MLP swaps, the Fund expects to utilize reverse repurchase agreements, the net proceeds of which will be invested in accordance with the Fund’s investment objectives and policies, including with respect to the Fund’s exposure to MLPs. The Fund expects that the additional assets resulting from the use of reverse repurchase agreements will provide the Fund with greater flexibility to invest directly in MLP securities than if the fund were to obtain leverage through the MLP swaps.

Investments linked to the credit sectors may include, without limit, bonds, debt securities and other similar instruments of varying maturities issued by various U.S. and foreign (non-U.S.) public- or private-sector entities; structured products, securitizations and other asset-backed securities issued

ANNUAL REPORT	JUNE 30, 2021	83

Principal Investment Strategies (Cont.)

on a public or private basis (including agency and non-agency residential mortgage-backed securities and commercial mortgage-backed securities, consumer product-backed securities, collateralized bond obligations, CLOs, other CDOs and other similarly structured securities); corporate debt securities of U.S. and non-U.S. issuers, including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities, corporate commercial paper, and stressed, distressed and defaulted debt securities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); bank loans (including, among others, senior loans, mezzanine loans, delayed funding loans, revolving credit facilities and loan participations and assignments); private credit assets; payment-in-kind securities; zero-coupon bonds; step-ups; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); bank certificates of deposit, fixed time deposits and bankers’ acceptances; bank capital securities; exchange-traded notes; “covenant-lite” obligations; and derivative instruments that provide economic exposure to these types of investments (collectively, “Credit Investments”). The rate of interest on an income-producing instrument may be fixed, floating or variable. At any given time and from time to time substantially all the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed instruments, including the equity or “first loss” tranche. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The Fund may invest without limit in short term investment grade sovereign debt, including short term investment grade sovereign debt issued by emerging market issuers. Under normal circumstances, the Fund will invest, directly or indirectly, at least 15% of its net assets in investments linked to the credit sectors.

The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest in mortgage-related securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings.

84	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics.

The Fund may invest in derivatives and other synthetic instruments including, among others, total return swaps, credit default swaps, basis swaps and other swap agreements, futures and forward contracts (including foreign currency exchange contracts), call and put options, short sales, when-issued, delayed delivery and forward commitment transactions and other derivative transactions. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to Energy Investments or Credit Investments will be counted toward satisfaction of the 80% policy.

In pursuing its investment objectives, the Fund may opportunistically enter into reverse repurchase agreements, dollar rolls, loans of portfolio securities, and other forms of leverage.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of non-U.S. issuers, securities traded principally outside the United States, and securities denominated in currencies other than the U.S. Dollar. Additionally, the Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to “emerging market” countries; however, as noted above, the Fund may invest without limit in short term investment grade sovereign debt issued by emerging market issuers.

The Fund also may invest in investment opportunities that are not Energy Investments or Credit Investments, including a broad range of equity securities and commodities such as precious metals, as deemed appropriate by PIMCO, to seek to achieve the Fund’s investment objectives. Under normal circumstances, the Fund will not invest more than 20% of its net assets (plus any borrowings for investment purposes) in investments that are not Energy Investments or Credit Investments.

The Fund may invest in physical commodities pursuant to the policies described herein, including through warehouse receipts providing proof of ownership of such commodities, and may, in its sole discretion, obtain property insurance to cover the risk of loss or damage thereto. Under normal circumstances, the Fund will invest no more than 25% of its total assets in commodities on a net basis.

The Fund may invest without limit in illiquid securities (i.e., securities that the Fund reasonably expects cannot be disposed of in current market conditions within seven calendar days without the disposition significantly changing the market value of the securities).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary may invest in any security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s assets to a Subsidiary will vary from time to time and the Fund’s portfolio may include some or all the investments described herein.

ANNUAL REPORT	JUNE 30, 2021	85

Principal Investment Strategies (Cont.)

To the extent consistent with its objectives and strategy and permissible under the Investment Company Act of 1940, as amended (the “Act”), and rules thereunder, the Fund may invest in securities of other registered open- or closed-end investment companies, including exchange-traded funds.

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may (but is not required to) enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Upon PIMCO’s recommendation, for temporary defensive purposes, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high-grade debt securities, including high quality, short-term debt securities and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Leverage

The Fund may add leverage to its portfolio through the use of total return swaps and reverse repurchase agreements. The Fund may also obtain leverage through dollar rolls, borrowings, such as through bank loans or commercial paper and/or other credit facilities, or sales of credit default swaps. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts); call and put options; basis swaps and other swap agreements and other derivative transactions; loans of portfolio securities; short sales; and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund also may determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The net proceeds the Fund obtains from leverage will be invested in accordance with the Fund’s investment objectives and policies. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to holders of the Fund’s common shares of beneficial interest than if the Fund were not so leveraged.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are

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(Unaudited)

covered); (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities); (iii) any future issuance of preferred shares; (iv) “senior securities” (as defined under the Act); and (v) swap agreements and futures contracts, whether or not these instruments are covered with segregated assets, but excluding, for the purposes of this calculation, (a) such instruments entered into to obtain exposure to commodities, and (b) total return swaps entered into to obtain exposure to assets in which the Fund may invest in accordance with its investment policies and restrictions, such that the assets attributable to the use of such leverage in (i) through (v) above will not exceed 45% of the Fund’s total assets. For these purposes, assets attributable to the use of leverage from swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to swap agreements or futures contracts will not be counted towards the 45% leverage policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

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Principal Risks of the Fund

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time.

Market Discount Risk

The price of the Fund’s common shares of beneficial interest (“Common Shares”) will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value (“NAV”).

Limited Term Risk

Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer (as defined in the Notes to Financial Statements) and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (as defined in the Notes to Financial Statements). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. Investors may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs, including brokerage expenses and markups, in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are unfavorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid investments as the Dissolution Date approaches, which may lead the Fund to receive proceeds that are less than the prices at which the Fund valued such investments, and losses due to portfolio liquidation may be significant.

Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objectives. For example, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that holders of the Common Shares (“Common Shareholders”) will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. Any such liquidating trust or other similar vehicle is not expected to be a registered investment company. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives

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and adversely impact the Fund’s performance and distributions, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date.

The Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives and decrease returns. Any capital gains recognized on such dispositions, as reduced by any capital losses, and any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends or ordinary dividends during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders.

The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading. A reduction in net assets could result in lower returns and put the Fund at a disadvantage relative to its peers and cause the Fund’s Common Shares to trade at a wider discount to NAV. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold (as defined in the Notes to Financial Statements), in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered

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Principal Risks of the Fund (Cont.)

Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote (as defined in the Notes to Financial Statements), eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual existence. The Investment Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.

Subsidiary Risk

By investing through a Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered as an investment company under the Act and is not subject to all the investor protections of the Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund.

Non-Diversification Risk

The Fund is “non-diversified,” which means that the Fund may invest a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund and which increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S.

Equity Securities and Related Market Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

90	PIMCO CLOSED-END FUNDS

(Unaudited)

Debt Securities Risk

Debt securities are generally subject to the following risks:

Issuer risk.  The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Interest rate risk.  The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

Prepayment risk.  During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.

Credit risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded, or the perceived creditworthiness of the issuer deteriorates.

Reinvestment risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.

Duration and maturity risk.  The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

Risks of Equity Securities of MLPs

General equity securities risk.  MLP common units and other equity securities issued by MLPs are subject to the risks associated with all equity investments. Equity securities may be particularly sensitive to equity market movements. In addition, equity securities of MLPs and MLP affiliates may decline in price if the issuer fails to make anticipated distributions or dividend payments if, for example, the issuer experiences a decline in its financial condition. Cash available for distribution by MLPs will vary widely from quarter to quarter due to various factors.

Limited partner risk.  An investment in MLP equity securities involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the MLP. There are certain tax risks associated with an investment

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Principal Risks of the Fund (Cont.)

in MLP units. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders, and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Risks of MLP subordinated units.  MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum distribution prior to the payment of incentive distributions to the general partner or managing member but are not entitled to distributions in arrears. In the event of liquidation, common units have preference over subordinated units, but do not have a preference over debt or preferred units. Therefore, MLP subordinated units generally entail greater risk than MLP common units. MLP subordinated units are usually convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

Affiliated party risk.  Certain MLPs depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders would be adversely affected.

Lack of diversification of MLP customers and suppliers.  Certain MLPs depend upon a limited number of customers for substantially all their revenue. Similarly, certain MLPs depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such MLPs’ operations and cash flow, and their ability to make distributions to unit holders would therefore be materially adversely affected.

Risks of Debt Securities of MLPS

Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk and distressed and defaulted securities risk.

Risks of MLP General Partner and Managing Member Interests

General partner and managing member interests are generally not traded. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of its investment in such interests. In addition, while a general partner or managing member’s IDRs can mean that general partners and managing members have higher distribution prospects than the limited partners or members of the underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in distributions to common or subordinated unit holders if there is a reduction in the MLP’s distribution. A general partner or managing member interest can generally be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members, which can be difficult to accomplish.

92	PIMCO CLOSED-END FUNDS

(Unaudited)

Risks of ETNs

The value of exchange-traded notes (“ETNs”) may be influenced by time to maturity, level of supply and demand for the ETN, volatility, and lack of liquidity in underlying markets, changes in the applicable interest rates and underlying reference asset values, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that may affect the referenced index. There may be restrictions on the Fund’s right to liquidate its investment in an ETN prior to maturity and there may be limited availability of a secondary market. The Fund will have no claim on the underlying reference assets. ETNs are also subject to credit risk and counterparty risk.

Energy Sector Risk

Many MLPs and other companies in which the Fund may invest operate natural gas, natural gas liquids, crude oil, refined products, coal or other facilities within the energy sector. The Fund will be susceptible to adverse economic, environmental or regulatory occurrences affecting that sector. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, but not limited to, the following:

Commodity price risk.  MLPs and other entities in the energy sector may be heavily affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution, or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Supply and demand risk.  MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; pandemic; political turmoil; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices. In addition, MLPs and other entities operating in the energy sector could be adversely affected by increases in the supply of energy commodities if there is not a corresponding increase in demand. The adverse impact of these events could lead to a reduction in the distributions paid by MLPs and other entities operating in the energy sector.

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Principal Risks of the Fund (Cont.)

Depletion risk.  Energy reserves naturally deplete as they are consumed. MLPs and other companies operating in the energy sector rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of MLPs and other companies operating in the energy sector may be adversely affected if they, or the companies to which they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add or maintain its reserves.

Environmental and regulatory risk.  The energy sector and entities operating in it are subject to significant regulation, including with respect to how facilities are constructed, maintained and operated; environmental and safety controls and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular input or by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines and/or injunctions. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and adversely affect the financial performance of MLPs and other entities operating in the energy sector.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex laws and regulations. These include, for example, the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; RCRA and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and CERCLA and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs and other entities operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and other entities operating in the energy sector, and the cost of any remediation that may become necessary. MLPs and other entities operating in the energy sector may not be able to recover these costs from insurance.

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(Unaudited)

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Weather risk.  Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all their earnings. In an unusually warm winter season, MLPs in the propane industry experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions. Other companies operating in the energy sector may be subject to similar risks.

Catastrophic event risk.  MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing, and distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. As a result of the COVID-19 pandemic, demand for commodities fell sharply and commodity prices experienced significant disruptions. The economic turmoil was exacerbated by disagreement between Russia and Saudi Arabia on the reduction of oil production, and the resulting glut in supply and price war cratered commodity prices to historic lows. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Acquisition risk.  MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to investors will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding

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Principal Risks of the Fund (Cont.)

revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others. Other companies operating in the energy sector may be subject to similar risks. Furthermore, even if an MLP or another company operating in the energy sector does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.

Cyclical industry risk.  The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an MLP could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular MLP. Oil and gas MLPs operate in a highly competitive and cyclical industry with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Industry Specific Risks

MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve.

Pipelines.  Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

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(Unaudited)

Gathering and processing.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream.  Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, refined petroleum products and natural gas), generally without taking ownership of the physical commodity. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

Upstream.  Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Downstream.  Downstream companies are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

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Principal Risks of the Fund (Cont.)

Oil.  In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the U.S. and around the world, which may adversely affect certain companies and the oil industry in general.

Oilfield services.  The oilfield services business involves a variety of operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards such as oil spills, natural gas leaks, ruptures or discharges of toxic gases. If any of these should occur, such companies could incur legal defense costs and could suffer substantial losses due to injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. Any horizontal and deep drilling activities involve greater risk of mechanical problems than vertical and shallow drilling operations. Adverse developments affecting the oil and natural gas industry or drilling activity, including sustained low natural gas prices, a decline in oil or natural gas liquids prices, reduced demand for oil and natural gas products and increased regulation of drilling and production, could have a material adverse effect on a company’s business, financial condition and results of operations.

Propane.  Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation and accidents or catastrophic events, among others.

Coal.  MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Power infrastructure.  Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend and the outcome of various rate cases undertaken by the company or a regulatory body.

Marine transportation.  Marine transportation (or “tanker”) companies are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels

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in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Total Return Swap Risk

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps may effectively add leverage to the Fund’s portfolio. Total return swaps entail the risk that the counterparty might default on the contract. If the counterparty defaults, the Fund may lose any contractual payments to which the Fund is entitled. Total return swaps can have the potential for unlimited losses. Total return swaps are subject to certain other risks applicable to derivatives transactions generally. Investing in total return swaps on certain securities, including MLP securities, may be relatively novel strategy and may be treated in a manner bearing adversely on the Fund’s ability to qualify as a regulated investment company for U.S. federal income tax purposes. If the Fund were to fail to qualify as a regulated investment company, the Fund may be required to change its investment strategies, pay a Fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund. Any such sales may cause the Fund to sell securities or instruments that otherwise may be favorable for the Fund, bear other adverse consequences (such as incurring short term capital gain on sales or unwinding of positions that were intended to be held for longer periods) and/or incur transaction costs. As such, such a failure to qualify for regulated investment company status could, among other things, negatively affect the Fund’s share price, before and after-tax performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties).

Credit Default Swaps Risk

See “Additional Information Regarding the Fund — Changes Occurring During the Reporting Period” for a description of this principal risk.

Commodities Risk

Commodities are generally subject to greater price volatility than traditional securities, such as stocks and bonds. General market uncertainty and consequent repricing risk have led, and may again lead, to market imbalances of sellers and buyers, which in turn have resulted, or may result, in significant reductions in values of a variety of commodities and natural resources.

The commodities markets may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; travel restrictions; disease and political turmoil; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems;

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Principal Risks of the Fund (Cont.)

energy conservation; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted. Prices of various commodities and natural resources may also be affected by factors such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities and natural resources can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities and natural resources.

Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

There are risks and costs of physical storage and insurance associated with purchasing a commodity that would not be directly associated with a futures or other derivative contract for the same commodity. These risks include substandard quality, infestation, degradation, spoilage and shrinkage, for example, as well as fraud, documentation errors, storage, transportation, and insurance. To the extent the Fund obtains property insurance for its physical commodity holdings, the Fund will bear such expenses, which will detract from the performance of those assets. Such property insurance may also not be adequate to cover any losses incurred and would not insure against changes in market prices.

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Short Exposure Risk

The Fund may have to pay a fee to borrow particular securities or maintain an arrangement with a broker to borrow securities in connection with a short sale and would often be obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund may engage in so-called “naked” short sales, in which case the Fund’s losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the Act and rules and interpretations thereunder.

Corporate Debt Securities Risk

The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates. The market value of a corporate debt security also may be affected by factors directly relating to the issuer. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk.

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Principal Risks of the Fund (Cont.)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Interest rates in the United States and many parts of the world are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because

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market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All these factors, collectively and/or individually, could cause the Fund to lose value.

Prepayment Risk

During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. For premium bonds purchased by the Fund, prepayment risk may be increased.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. This credit risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Mortgage-Related and Other Asset-Backed Instruments Risk

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to

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Principal Risks of the Fund (Cont.)

mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund expects that investments in the lowest tranche of or subordinate mortgage-backed and other asset-backed instruments will be subject to the greatest risks of losing part or all of their values, which could arise from delinquencies and foreclosures, thereby exposing the Fund’s investment portfolio to potential losses.. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.

Privately Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

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Mortgage Market/Subprime Risk

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties that adversely affected the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Mortgage-Related Derivative Instruments Risk

The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.

High Yield Securities Risk

To the extent that a Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types

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Principal Risks of the Fund (Cont.)

of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and

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associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default, or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Senior Debt Risk

The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Loans and Other Indebtedness; Loan Participations and Assignments Risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. The

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collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real or personal property, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

To the extent the Fund invests in loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently,

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transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

“Covenant-Lite” Obligations Risk

Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that

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would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Municipal Bond Risk

Investing in municipal bonds involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO. The secondary market for municipal bonds also tends to be less well developed or liquid which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner. The Fund will be particularly subject to these risks to the extent that it focuses its investments in municipal bonds in a particular state or geographic region.

The Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially

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higher than prevailing short-term tax-exempt rates. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk.

The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.

Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

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Principal Risks of the Fund (Cont.)

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

In addition, a significant restructuring of federal income tax rates, such as the changes to federal income tax rates that occurred in 2017, or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors relative to taxable income. Lower income tax rates potentially reduce the advantage of owning municipal securities. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the CPI) will accurately measure the real rate of inflation. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities Risk

The market prices of zero-coupon, step-ups and payment-in-kind securities are generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon and payment-in-kind securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase

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during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups and payment-in-kind securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Preferred Securities Risk

In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Other Investment Companies Risk

When investing in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a

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Principal Risks of the Fund (Cont.)

limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

The Fund may face potential risks associated with the United Kingdom’s departure from the EU. The departure may result in substantial volatility in financial and foreign exchange markets and a sustained weakness in the British pound, the euro and other currencies, which may impact Fund returns. It may also destabilize some or all the other EU member countries and/or the Eurozone. These developments could result in losses to the Fund, as there may be negative effects on the value of the Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Adverse events triggered by the departure, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce

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any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

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Principal Risks of the Fund (Cont.)

Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

Other heightened risks associated with emerging markets investments include without limit (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Currency Risks

Investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

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Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

U.S. Government Securities Risk

Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the FHLMC (as defined in the Notes to Financial Statements), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

Foreign (Non-U.S.) Government Securities Risk

Investments in Foreign Government Securities involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due. A governmental entity’s willingness or ability to timely repay principal and interest may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity,

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Principal Risks of the Fund (Cont.)

there may be few or no effective legal remedies for collecting on such debt. These risks are particularly severe with respect to investments in Foreign Government Securities of emerging market countries. Among other risks, if the Fund’s investments in Foreign Government Securities issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Also, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the Fund’s holdings in emerging market Foreign Government Securities and the currencies in which they are denominated and/or pay revenues.

Convertible Securities Risk

The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated

Synthetic Convertible Securities Risk

The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Contingent Convertible Securities Risk

The risks of investing in contingent convertible securities (“CoCos”) include, without limit, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

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Valuation Risk

Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Leverage Risk

The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

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Principal Risks of the Fund (Cont.)

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements described in this Prospectus will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

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Because the fees received by the Investment Manager are based on the average daily “total managed assets” of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, but not attributable to total return swaps or other derivatives) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings), the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses borne by the fund with respect to the use of reverse repurchase agreements (including management fees) may be greater than expenses associated with the use of MLP swaps and may result in a reduction of the NAV of the common shares and may negatively impact the fund’s performance and/or distribution rate.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions, purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of the Fund’s liquid assets may be segregated for purposes of various portfolio transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Derivatives Risk

The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk

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Principal Risks of the Fund (Cont.)

resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse itself.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. In such case, the Fund may lose money.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance and cause the Fund to lose value. For instance, on October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also

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eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

To the extent that the Fund obtains a significant percentage of its exposure to MLPs and other Energy Companies through total return swaps it may, as a result of its exposure to counterparty risk, be more susceptible to risks associated with the financial services sector such as changes in regulations, interest rates, profitability, credit deterioration or losses, financial shocks and interconnectedness.

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses

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Principal Risks of the Fund (Cont.)

shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Confidential Information Access Risk

In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive Confidential Information about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates . In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Private Placement Risk

A private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing

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markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund invests in securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value, and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act.

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Principal Risks of the Fund (Cont.)

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. Smaller companies may have limited or no operating history, may not have recorded any revenues or profits and may have limited access to additional capital, each of which could adversely affect the value of an investment therein. Securities of small companies may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a

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significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. Interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of the Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.

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Principal Risks of the Fund (Cont.)

In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Tax Risk

The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a regulated investment company and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a regulated investment company, which could, among other things, negatively affect the Fund’s share price, before- and after-tax performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties), as described more fully in the paragraph below.

To the extent the Fund invests in total return swaps linked to the securities of MLPs, the treatment of the Fund’s investments in them under one or more of the tests the Fund must meet to qualify as a regulated investment company is unclear. It is possible that the IRS or a court could regard the Fund’s investments in such total return swaps as preventing the Fund from qualifying as a regulated investment company. Based on consultation with legal counsel, the Fund believes that, as implemented, its investment strategy should be consistent with the Fund’s qualification and eligibility for treatment as a regulated investment company. If the IRS were to challenge successfully the Fund’s position, the Fund could be required to pay a Fund-level tax, back taxes and/or tax penalties in order to maintain its qualification as a regulated investment company or could fail to qualify as a regulated investment company (in which case the Fund would be subject to tax on its taxable income at corporate rates and could be subject to back taxes and/or tax penalties). In such event, the Fund may be required to change its investment strategies, pay a Fund level tax, back taxes and/or tax penalties and sell securities or other instruments at a time or in a manner unfavorable to the Fund. Any such sales may cause the Fund to sell securities or instruments that otherwise may be favorable for the Fund, bear other adverse consequences (such as incurring short term capital gain on sales or unwinding of positions that were intended to be held for longer periods) and/or incur transaction costs. As such, such a failure to qualify for regulated investment company status could, among other things, negatively affect the Fund’s share price, before- and after-tax performance, distribution rate (including a reduction in dividends) and/or its ability to achieve its investment objectives and could cause losses to the Fund (including, but not limited to, circumstances where the Fund is required to pay a Fund level tax, back taxes and/or tax penalties).

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment

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(Unaudited)

objective. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.

Regulatory Risk — LIBOR

The Fund’s investments (including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities), payment obligations and financing terms may rely in some fashion on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. On July 27, 2017, the Chief Executive of the FCA announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in

ANNUAL REPORT	JUNE 30, 2021	129

Principal Risks of the Fund (Cont.)

which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Fund, may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Regulatory Risk — Commodity Pool Operator

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time

Repurchase Agreements Risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Securities Lending Risk

When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the

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(Unaudited)

collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Portfolio Turnover Risk

The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact the Fund’s after-tax returns.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

As a result of the COVID-19 pandemic and the subsequent economic shutdowns, demand for commodities fell sharply and commodity prices experienced significant disruptions. Russia and Saudi Arabia initially failed to come to an agreement on the reduction of oil production, and the resulting glut in supply and price war cratered oil prices to historic lows. OPEC and Russia eventually have agreed to and extended several oil production cuts, but oil prices have only recently returned to pre-pandemic levels.

ANNUAL REPORT	JUNE 30, 2021	131

Principal Risks of the Fund (Cont.)

The U.S. Federal Reserve has made emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress has approved a stimulus to offset the severity and duration the adverse economic effects of COVID-19-and related disruptions in economic and business activity. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages. The introduction and adoption of these packages could cause market disruptions and volatility. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third-party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Distribution Rate Risk

Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market

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returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Autonomous/Electric Vehicle Risk

See “Additional Information Regarding the Fund — Changes Occurring During the Reporting Period” for a description of this principal risk.

Special Purpose Acquisition Companies (“SPACs”) Risk

See “Additional Information Regarding the Fund—Changes Occurring During the Reporting Period” for a description of this principal risk.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust, as may be amended from time to time, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

ANNUAL REPORT	JUNE 30, 2021	133

Risk Management Strategies

(Unaudited)

The Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that the Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by the Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to Common Shareholders. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should the Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

In addition, the Fund has adopted certain investment limitations designed to limit investment risk. See the “Fundamental Investment Restrictions” section for a description of these limitations.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Fund sections.

134	PIMCO CLOSED-END FUNDS

Effects of Leverage1

(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements as of June 30, 2021 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as of June 30, 2019, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

PIMCO Energy and Tactical Credit Opportunities Fund (NRGX)

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Reverse Repurchase Agreements)	16.81%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	0.04%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Reverse Repurchase Agreements	0.01%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(12.03)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(6.02)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.01)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.00%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	12.01%

As of June 30, 2021, the Fund did not have a class of senior securities, as that term is defined under Section 18 of the Act, outstanding. Common Shares total return is composed of two elements — the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital

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Effects of Leverage1 (Cont.)

(Unaudited)

appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

136	PIMCO CLOSED-END FUNDS

Fundamental Investment Restrictions

(Unaudited)

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

(1)

Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; except that the Fund will invest at least 25% of its total assets in the energy industry.

(2)

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling, investing in or entering into currency and financial instruments and contracts in accordance with its investment objectives and policies, including, without limitation, structured notes, futures contracts, options on futures contracts, forward contracts, options on commodities, currencies, swaps and futures and any interest rate, securities-related or other derivative instruments, exchange-traded funds, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

1 References herein to “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended. Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Fund sections

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Management of the Fund

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

The Fund’s Statement of Additional Information, if available, includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis (1952)	Chair of the Board, Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2023-2024 fiscal year.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan (1956)	Trustee	Trustee since February 2019, expected to stand for election at the annual meeting of the shareholders held during the 2022-2023 fiscal year.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	30	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present).

Hans W. Kertess (1939)	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2023-2024 fiscal year.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	30	Trustee, Allianz Funds (2004-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Joseph B. Kittredge, Jr. (1954)	Trustee	Trustee since 2020, expected to stand for election at the annual meeting of the shareholders held during the 2021-2022 fiscal year.	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

138	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV (1945)	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2022-2023 fiscal year.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	30	Trustee, Allianz Funds (2006-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Alan Rappaport (1953)	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2021-2022 fiscal year.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

E. Grace Vandecruze (1963)	Trustee	Trustee since 2021, expected to stand for election at the annual meeting of the shareholders held during the 2021-2022 fiscal year.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director, SBLI USA, a life insurance company (2015-2018).	30	None

ANNUAL REPORT	JUNE 30, 2021	139

Management of the Fund (Cont.)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

David N. Fisher (1968)	Trustee	Trustee since February 2019, expected to stand for election at the annual meeting of the shareholders held during the 2021-2022 fiscal year.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None

John C. Maney** (1959)	Trustee	Trustee since inception, expected to stand for election at the annual meeting of the shareholders held during the 2022-2023 fiscal year.	Consultant to PIMCO since January 2020; Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	30	None

*	The Trustee/Director is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates.
**	Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

Officers

Name, Address and Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] (1970) President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley (1975) Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

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(Unaudited)

Name, Address and Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Ryan G. Leshaw[1] (1980) Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner (1976) Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] (1970) Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] (1981) Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer[1] (1976) Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Elizabeth A. Duggan[1] (1964) Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] (1977) Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] (1978) Treasurer	Since January 2021	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller (1980) Deputy Treasurer	Since 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] (1967) Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] (1982) Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[2] (1982) Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

H. Jessica Zhang (1973) Assistant Treasurer	Since 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(2)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	JUNE 30, 2021	141

Approval of Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”), voting separately, annually approve the continuation of the Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Investment Management Agreement”). At a meeting held by videoconference1 on June 29-30, 2021 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Investment Management Agreement for an additional one-year period commencing on August 1, 2021. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreement between PIMCO and the Fund’s wholly-owned subsidiary, PIMCO Cayman Commodity Fund IX, Ltd, (the “Subsidiary”) (the “Subsidiary Agreement” and, together with the Investment Management Agreement, the “Agreements”), for the same additional one-year period.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements involved multiple discussions and meetings with members of the Contracts Committee of the Board (the “Committee”) and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreements and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative, and other services performed by PIMCO under the Agreements.

In evaluating the Agreements, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the COVID-19 pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

142	PIMCO CLOSED-END FUNDS

(Unaudited)

the Independent Trustees and Independent Counsel. It also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”), market value (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution yield, use of leverage, information regarding share price premiums and/or discounts, risks, and other portfolio information, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/expenses, performance, distribution yield, and risk-based factors, as of December 31, 2020. The Trustees noted while the Fund’s distribution yield was slightly lower than its peer group median as of December 31, 2020, this was expected given the Fund’s design and portfolio composition in comparison to peer funds. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and after the period for which information was requested in conducting its evaluation of PIMCO. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with the Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group, the Trustees requested that PIMCO comment on whether the Broadridge peer funds selected for the Fund provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund utilizes its Subsidiary to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Subsidiary pursuant to the Subsidiary Agreement in the same manner as it does for the Fund under the Investment Management Agreement. The Trustees also noted that PIMCO has entered into an Expense Limitation Agreement with the Subsidiary, pursuant to which PIMCO waives any fees that the Subsidiary pays to PIMCO under its Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information

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Approval of Investment Management Agreement (Cont.)

regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative, and/or other services, and corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund, noting PIMCO’s long history and experience in managing closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums and complying with New York Stock Exchange (NYSE) requirements. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of the Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Fund and its portfolio holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee, and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and successful implementation of its business continuity plan in response to the COVID-19 pandemic and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to the Fund of an appropriate extent and quality.

144	PIMCO CLOSED-END FUNDS

(Unaudited)

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings), in comparison to information about other peer funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of peer funds with different investment advisers identified by Broadridge (its “Broadridge Expense Group”) as well as of a larger sample of peer funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Fund, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange-traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund. For example, the challenges associated with managing closed-end funds may include investing in less liquid and complex holdings, a greater use of leverage, issues relating to trading on a national securities exchange and managing the funds’ dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Fund.

The Trustees also took into account that the Fund uses leverage (including through reverse repurchase agreements), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings)). In this regard, the Trustees took into

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Approval of Investment Management Agreement (Cont.)

account that PIMCO has a financial incentive for the Fund to continue to use applicable forms of leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees considered that they receive each quarter information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives. In this regard, the Trustees noted that PIMCO had reduced the Fund’s outstanding leverage during the first half of 2020 in response to market volatility, and that PIMCO subsequently increased the Fund’s leverage following the market recovery.

The Trustees noted that the contractual and actual management fee rates for the Fund under its unitary fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. However, in this regard, the Trustees took into account that the Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”), and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unitary fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of the Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings, and preferred shares of the fund that may be outstanding), making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as

146	PIMCO CLOSED-END FUNDS

(Unaudited)

defined below). The Trustees considered information provided by Broadridge for the Fund regarding the investment performance of a group of funds with investment classifications/objectives that Broadridge determined are comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yield and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Fund (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2020; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year period ended December 31, 2020 and for the period from the Fund’s inception to December 31, 2019; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Fund, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds, hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees noted that the Fund does not currently have any breakpoints in its management fees. The Trustees considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through follow-on offerings and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The

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Approval of Investment Management Agreement (Cont.)

Trustees also considered that the unitary fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unitary fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Fund Performance and Fee/Expense Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, which consists of 19 funds for one-year performance, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of 12 funds and the Broadridge Expense Universe for the Fund consisted of 18 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment

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(Unaudited)

performance of the Fund. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

ANNUAL REPORT	JUNE 30, 2021	149

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

150	PIMCO CLOSED-END FUNDS

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2021	151

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

CEF3014AR_063021

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2021	$ 67,431
	June 30, 2020	$ 77,660

(b)	Fiscal Year Ended	Audit-Related Fees
	June 30, 2021	$ —
	June 30, 2020	$ —

(c)	Fiscal Year Ended	Tax Fees (1)
	June 30, 2021	$ —
	June 30, 2020	$ —

(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2021	$ —
	June 30, 2020	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2021	June 30, 2020
PIMCO Energy and Tactical Credit Opportunities	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	15,487,493	18,863,643

Totals	$15,487,493	$18,863,643

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Hans W. Kertess

Joseph B. Kittredge, Jr.

William B. Ogden, IV

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities. 2 PIMCO has retained an Industry Service Provider (“ISP”) 3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.  When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 2, 2021, the following individuals have primary responsibility for the day-to-day management of the PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”):

John M. Devir – Mr. Devir has been a portfolio manager of the Fund since its inception in February 2019. Mr. Devir is an executive vice president and portfolio manager in the Newport Beach office. He is the head of Americas credit research, lead analyst for global energy, and lead portfolio manager for MLP and energy infrastructure and long/short equity strategies. Prior to joining PIMCO in 2011, he was a managing director and head of equity strategies at Barclays Capital in New York.

Greg E. Sharenow - Mr. Sharenow has been a portfolio manager of the Fund since its inception in February 2019. Mr. Sharenow is a managing director and portfolio manager in the Newport Beach office, focusing on commodities and real assets. He also co-manages PIMCO’s Energy and Tactical Credit Opportunities fund. Prior to joining PIMCO in 2011, he was an energy trader at Hess Energy Trading, Goldman Sachs, and DE Shaw. Mr. Sharenow was previously senior energy economist at Goldman Sachs.

Mark R. Kiesel - Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2019. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2021, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
John M. Devir	1	$641.19	1	$95.06	1	$109.28
Greg E. Sharenow	3	$10,401.46	7	$3,297.53	5	$782.71
Mark R. Kiesel[1]	24	$161,344.49	50	$95,089.19	98	$76,219.11

1 Of these Other Pooled Investment Vehicles,     2     accounts totaling   $515.53                million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   4     accounts totaling   $2,459.61     million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the

Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with the Fund or other account managed by PIMCO and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of the Fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client).

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of

PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2021, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2021
John Devir	$100,001-$500,000
Greg Sharenow	$100,001-$500,000
Mark R. Kiesel	over $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Energy and Tactical Credit Opportunities Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 2, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 2, 2021